THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Global Public Equity Fund (the “Fund”)

Supplement dated January 29, 2020
to the

Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2019,
as supplemented April 1, 2019, December 18, 2019 and December 23, 2019

This supplement provides new and additional information beyond that contained in the Fund’s Prospectus and SAI and should be read in conjunction with the Fund’s Prospectus and SAI.

Effective February 1, 2020 (the “Effective Date”), Miguel Oleaga of Thornburg Investment Management, Inc. will be appointed as Co-Lead Portfolio Manager of the Fund, replacing W. Vinson Walden, who will no longer serve as a portfolio manager of the Fund after January 31, 2020. Mr. Oleaga and Brian J. McMahon, the current Co-Lead Portfolio Manager, will be jointly and primarily responsible for the day to day management of the Fund. Accordingly, effective as of the Effective Date, the Fund’s Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references to Mr. Walden contained in the Fund’s Prospectus and SAI are hereby deleted.

2.	The following paragraph is hereby added to the “Investment Sub-Advisers and Portfolio Managers - Thornburg Investment Management, Inc.” summary section of the Fund’s Prospectus:

Miguel Oleaga, Portfolio Manager and Managing Director, has managed the portion of the Fund’s assets allocated to TIM since 2020.

3.	The following paragraph is hereby added to the “Investment Sub-Advisers and Portfolio Managers - Global Public Equity Fund” section of the Fund’s Prospectus under the heading “Thornburg Investment Management, Inc.”:

Miguel Oleaga, Portfolio Manager and Managing Director, has managed the portion of the Global Public Equity Fund’s assets allocated to TIM since 2020. Mr. Oleaga joined TIM in 2014 as an Equity Research Analyst and was promoted to Associate Portfolio Manager in 2017. In 2018, he was promoted to Portfolio Manager of one of TIM’s proprietary investment strategies and was named Managing Director in 2019. Prior to joining TIM, Mr. Oleaga worked at Putnam Investments. He holds a B.S. in Business Administration (finance and management specialties) from the University of Massachusetts.

4.	In the section of the SAI titled “The Portfolio Managers,” under the subsection titled “Thornburg Investment Management, Inc. - Ownership of Fund Shares,” the following information is hereby added to the table:

Name	Dollar Range of Fund Shares Owned[1]
Miguel Oleaga	None

[1]	Valuation date is January 23, 2020.

5.	In the section of the SAI titled “The Portfolio Managers,” the subsection titled “Thornburg Investment Management, Inc. - Other Accounts” is hereby deleted and replaced with the following:

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to performance-based advisory fees. The information below is provided as of January 23, 2020.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Brian J. McMahon	2	$16,066	4	$151	3	$306
Miguel Oleaga	1	$1,324	3	$130	4	$356

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